Exhibit 99.2
United Parcel Service, Inc.
Selected Financial Data - First Quarter
(unaudited)

	Three Months Ended
	March 31
	2020	2019	Change	% Change
(amounts in millions, except per share data)
Statement of Income Data:
Revenue:
U.S. Domestic Package	$11,456	$10,480	$976	9.3%
International Package	3,383	3,459	(76)	(2.2)%
Supply Chain & Freight	3,196	3,221	(25)	(0.8)%
Total revenue	18,035	17,160	875	5.1%

Operating expenses:
Compensation and benefits	10,086	9,317	769	8.3%
Other	6,877	6,449	428	6.6%
Total operating expenses	16,963	15,766	1,197	7.6%

Operating profit:
U.S. Domestic Package	364	666	(302)	(45.3)%
International Package	551	528	23	4.4%
Supply Chain & Freight	157	200	(43)	(21.5)%
Total operating profit	1,072	1,394	(322)	(23.1)%

Other income (expense):
Other pension income (expense)	327	191	136	71.2%
Investment income and other	18	24	(6)	(25.0)%
Interest expense	(167)	(169)	2	(1.2)%
Total other income (expense)	178	46	132	N/A

Income before income taxes	1,250	1,440	(190)	(13.2)%

Income tax expense (benefit)	285	329	(44)	(13.4)%

Net income	$965	$1,111	$(146)	(13.1)%

Net income as a percentage of revenue	5.4%	6.5%

Per share amounts:
Basic earnings per share	$1.12	$1.28	$(0.16)	(12.5)%
Diluted earnings per share	$1.11	$1.28	$(0.17)	(13.3)%

Weighted-average shares outstanding:
Basic	864	866	(2)	(0.2)%
Diluted	869	869	—	0.0%

As adjusted income data:
Operating profit:
U.S. Domestic Package (1)	$401	$694	$(293)	(42.2)%
International Package (1)	558	612	(54)	(8.8)%
Supply Chain & Freight (1)	158	211	(53)	(25.1)%
Total operating profit (1)	1,117	1,517	(400)	(26.4)%

Income before income taxes (1)	$1,295	$1,563	$(268)	(17.1)%
Net income (2)	$1,000	$1,204	$(204)	(16.9)%

Basic earnings per share (2)	$1.16	$1.39	$(0.23)	(16.5)%
Diluted earnings per share (2)	$1.15	$1.39	$(0.24)	(17.3)%
(1) 2020 operating profit and consolidated income before income taxes exclude the impact of $45 million of transformation strategy costs that reflect other employee benefits costs of $12 million and other costs of $33 million. These costs are allocated between the U.S. Domestic Package segment ($37 million), International Package segment ($7 million) and Supply Chain & Freight segment ($1 million).

2019 operating profit and consolidated income before taxes exclude the impact of $123 million of transformation strategy costs, that reflect costs and other employee benefits of $106 million and other costs of $17 million. These costs are allocated between the U.S. Domestic Package segment ($28 million), International Package segment ($84 million) and Supply Chain & Freights segment ($11 million).

(2) 2020 net income and earnings per share amounts exclude the after-tax impact of the adjustments described in (1), which decreased net income by $35 million.

2019 net income and earnings per share amounts exclude the after-tax impact of the adjustments described in (1), which decreased net income by $93 million.

Certain prior year amounts have been reclassified to conform to the current year presentation.

United Parcel Service, Inc.
Selected Operating Data - First Quarter
(unaudited)

	Three Months Ended
	March 31
	2020	2019	Change	% Change

Revenue (in millions):
U.S. Domestic Package:
Next Day Air	$2,055	$1,841	$214	11.6%
Deferred	1,197	1,089	108	9.9%
Ground	8,204	7,550	654	8.7%
Total U.S. Domestic Package	11,456	10,480	976	9.3%
International Package:
Domestic	688	690	(2)	(0.3)%
Export	2,561	2,631	(70)	(2.7)%
Cargo and Other	134	138	(4)	(2.9)%
Total International Package	3,383	3,459	(76)	(2.2)%
Supply Chain & Freight:
Forwarding	1,373	1,416	(43)	(3.0)%
Logistics	845	832	13	1.6%
Freight	766	773	(7)	(0.9)%
Other	212	200	12	6.0%
Total Supply Chain & Freight	3,196	3,221	(25)	(0.8)%
Consolidated	$18,035	$17,160	$875	5.1%

Consolidated volume (in millions)	1,352	1,246	106	8.5%

Operating weekdays	64	63	1	1.6%

Average Daily Package Volume (in thousands):
U.S. Domestic Package:
Next Day Air	1,883	1,563	320	20.5%
Deferred	1,492	1,384	108	7.8%
Ground	14,669	13,684	985	7.2%
Total U.S. Domestic Package	18,044	16,631	1,413	8.5%
International Package:
Domestic	1,668	1,688	(20)	(1.2)%
Export	1,413	1,451	(38)	(2.6)%
Total International Package	3,081	3,139	(58)	(1.8)%
Consolidated	21,125	19,770	1,355	6.9%

Average Revenue Per Piece:
U.S. Domestic Package:
Next Day Air	$17.05	$18.70	$(1.65)	(8.8)%
Deferred	12.54	12.49	0.05	0.4%
Ground	8.74	8.76	(0.02)	(0.2)%
Total U.S. Domestic Package	9.92	10.00	(0.08)	(0.8)%
International Package:
Domestic	6.44	6.49	(0.05)	(0.8)%
Export	28.32	28.78	(0.46)	(1.6)%
Total International Package	16.48	16.79	(0.31)	(1.8)%
Consolidated	$10.88	$11.08	$(0.20)	(1.8)%

Certain prior year amounts have been reclassified to conform to the current year presentation.

United Parcel Service, Inc.
Supplemental Analysis of Currency and Pension Discount Rates - First Quarter

Currency Neutral Revenue Per Piece, Revenue and Operating Profit
(unaudited)

	Three Months Ended				Currency
	March 31,			Neutral
	2020	2019	% Change	Currency	2020 *	% Change
Average Revenue Per Piece:
International Package:
Domestic	$6.44	$6.49	(0.8)%	$0.11	$6.55	0.9%
Export	28.32	28.78	(1.6)%	0.07	28.39	(1.4)%
Total International Package	$16.48	$16.79	(1.8)%	$0.09	$16.57	(1.3)%

Consolidated	$10.88	$11.08	(1.8)%	$0.01	$10.89	(1.7)%

	Three Months Ended				Currency
	March 31,			Neutral
	2020	2019	% Change	Currency	2020*	% Change
Revenue (in millions):
U.S. Domestic Package	$11,456	$10,480	9.3%	$—	$11,456	9.3%
International Package	3,383	3,459	(2.2)%	19	3,402	(1.6)%
Supply Chain & Freight	3,196	3,221	(0.8)%	48	3,244	0.7%
Total revenue	$18,035	$17,160	5.1%	$67	$18,102	5.5%

	Three Months Ended				Currency
	March 31,				Neutral
	2020**	2019**	% Change	Currency	2020***	% Change
As-Adjusted Operating Profit (in millions):
U.S. Domestic Package	$401	$694	(42.2)%	$—	$401	(42.2)%
International Package	558	612	(8.8)%	(22)	536	(12.4)%
Supply Chain & Freight	158	211	(25.1)%	1	159	(24.6)%
Total operating profit	$1,117	$1,517	(26.4)%	$(21)	$1,096	(27.8)%

Pension Discount Rate Neutral Operating Profit and Margin
(unaudited)

	Three Months Ended March 31				Pension Discount Rate Neutral

	2020**	2019**	% Change	Pension	2020****	% Change
As-Adjusted Operating profit (in millions):
U.S. Domestic Package	$401	$694	(42.2)%	$62	$463	(33.3)%
International Package	558	612	(8.8)%	4	562	(8.2)%
Supply Chain & Freight	158	211	(25.1)%	8	166	(21.3)%
Total operating profit	$1,117	$1,517	(26.4)%	$74	$1,191	(21.5)%

	Three Months Ended March 31				Pension Discount Rate Neutral

	2020**	2019**	% Change	Pension	2020****	% Change
As- Adjusted Operating margin:
U.S. Domestic Package	3.5%	6.6%	(3.1)%	0.5%	4.0%	(2.6)%
International Package	16.5%	17.7%	(1.2)%	0.1%	16.6%	(1.1)%
Supply Chain & Freight	4.9%	6.6%	(1.7)%	0.3%	5.2%	(1.4)%
Total operating profit	6.2%	8.8%	(2.6)%	0.4%	6.6%	(2.2)%
*Amounts adjusted for period over period foreign currency exchange rate and hedging differences
** Amounts adjusted for transformation strategy costs
*** Amounts adjusted for transformation strategy costs and period over period foreign currency exchange rate and hedging differences
**** Amounts adjusted for transformation strategy costs and period over period impact of discount rates on pension service cost
Certain prior year have been reclassified to conform to the current year presentation.

United Parcel Service, Inc.
Detail of Other Operating Expenses - First Quarter
(unaudited)

	Three Months Ended
	March 31,
	2020	2019	Change	% Change
(in millions)
Repairs and maintenance	$563	$434	$129	29.7%
Depreciation and amortization	648	568	80	14.1%
Purchased transportation	2,931	2,966	(35)	(1.2)%
Fuel	761	770	(9)	(1.2)%
Other occupancy	383	371	12	3.2%
Other expenses	1,591	1,340	251	18.7%
Total other operating expenses	$6,877	$6,449	$428	6.6%

Earnings Per Share and Share Data - First Quarter
(unaudited)

	Three Months Ended
	March 31,
	2020	2019
(amounts in millions, except per share data)
Numerator:
Net income	$965	$1,111

Denominator:
Weighted-average shares	858	860
Deferred compensation obligations	—	1
Vested portion of restricted units	6	5
Denominator for basic earnings per share	864	866

Effect of dilutive securities:
Restricted units	5	3
Stock options	—	—
Denominator for diluted earnings per share	869	869

Basic earnings per share	$1.12	$1.28

Diluted earnings per share	$1.11	$1.28

Detail of shares outstanding as of March 31, 2020:

Class A shares	158
Class B shares	703
Total shares outstanding	861

Certain prior year amounts have been reclassified to conform to the current year presentation.

United Parcel Service, Inc.
Consolidated Balance Sheets - March 31, 2020 and December 31, 2019
(unaudited)

	March 31, 2020	December 31, 2019
(amounts in millions)

ASSETS
Current Assets:
Cash and marketable securities	$9,460	$5,741
Other current assets	9,929	11,362
Total Current Assets	19,389	17,103
Property, Plant and Equipment	60,462	59,727
Less accumulated depreciation and amortization	29,554	29,245
	30,908	30,482
Other Assets	10,598	10,272
	$60,895	$57,857

LIABILITIES AND SHAREOWNERS' EQUITY
Current Liabilities	$15,846	$15,413
Long-Term Debt	24,196	21,818
Pension and Postretirement Benefit Obligations	10,477	10,601
Deferred Taxes, Credits and Other Liabilities	7,063	6,742
Shareowners' Equity	3,313	3,283
	$60,895	$57,857

Amounts are subject to reclassification.

United Parcel Service, Inc.
Selected Cash Flow Data
(unaudited)

Net Increase/(Decrease) in Cash, Cash Equivalents and Restricted Cash
Preliminary
Year-to-Date
(amounts in millions)	March 31
Cash flows from operating activities	$2,550
Cash flows used in investing activities	(934)
Cash flows from in financing activities	2,167

Effect of exchange rate changes on cash, cash equivalents and restricted cash	(65)
Net increase/(decrease) in cash and cash equivalents and restricted cash	$3,718

Reconciliation of Adjusted Capital Expenditures and Free Cash Flow (non-GAAP measures)
Preliminary
Year-to-Date
(amounts in millions)	March 31
Cash flows from operating activities	$2,550
Capital expenditures	(933)
Principal repayments of finance lease obligations	(6)
Adjusted Capital Expenditures (non-GAAP measure)	(939)
Proceed from disposal of PP&E	1
Net change in finance receivables	3
Other investing activities	(5)
Adjusted free cash flow (non-GAAP measure)	$1,610
Amounts are subject to reclassification.

United Parcel Service, Inc.
Aircraft Fleet - as of March 31, 2020
(unaudited)

Description	Owned and Finance Leases	Operating Leases & Charters from Others	On Order	Under Option
Operating:
Boeing 757-200	75	—	—	—
Boeing 767-300	65	—	7	—
Boeing 767-300BCF	4	—	—	—
Boeing 767-300BDSF	2	—	2	—
Airbus A300-600	52	—	—	—
Boeing MD-11	39	—	3	—
Boeing 747-400F	11	—	—	—
Boeing 747-400BCF	2	—	—	—
Boeing 747-8F	15	—	13	—
Other	—	296	—	—
Total	265	296	25	—